Exhibit 99.3

TRANSFORMING

MEREDITH/LMG SALE FAQ

General

1.What is being announced?

•	Meredith has announced that it will sell its Local Media Group to Gray Television for $2.7 billion in cash and focus exclusively on its leading portfolio of iconic brands.

•	Read the press release here.

2. Why is Meredith selling LMG now?

•	This is an attractive time for a sale of Local Media Group, with a compelling seller multiple that reflects a highly competitive process.

•	The tax-efficiency of the transaction will allow the full proceeds to pay back all existing Meredith Corporation debt.

•	Meredith will have a strengthened balance sheet positioned for growth investments and capital return.

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Meredith will invest to accelerate our digital growth and leverage our industry-leading first-party data to deepen engagement with consumers across multiple platforms and provide advertising partners with even more value.

•	A flexible capital structure, low-levered balance sheet, and cash-generating media assets will help Meredith realize its vision of becoming the most vital media company in the U.S.

3. What will Meredith look like after close of the sale?

•	Following the transaction, Meredith is expected to:

•	Organize under two reporting segments, Digital and Magazine;

•	Remain headquartered in Des Moines, Iowa;

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Be led by Meredith Corporation’s senior executive team, including Tom Harty as Chairman and Chief Executive Officer, Jason Frierott as Chief Financial Officer, and the rest of the senior NMG and corporate leadership team is expected to remain in place.

•	Continue trading on the New York Stock Exchange under the ticker MDP.

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Going forward, Meredith will be a consumer-focused, multi-platform media leader with a sharpened focus on its trusted portfolio of iconic national brands and an enhanced ability to invest in these platforms.

4. When will this transaction close?

•	The transaction is subject to Meredith Corporation shareholder approval and customary closing conditions and is expected to close in the fourth quarter of calendar 2021.

5. What approvals are needed for this transaction?

•	The transaction is subject to Meredith shareholder approval and other customary closing conditions.

6. Will Meredith remain a publicly traded company?

•	Yes, Meredith will continue as a publicly traded company on the NYSE under the same ticker “MDP”.

7. Are members of the Meredith family still majority shareholders? How is that structured?

•	Yes, the Meredith family will remain the majority shareholders.

•	The NMG and corporate executive leadership team continue to lead the company. If any leadership changes will be made, that will be determined and communicated to employees as appropriate

8. Does this transaction impact Board of Directors membership or size?

•	The Board is expected to remain in place.

9. Where do employees submit questions about this transaction?

•	Employees can always talk with their management team, HR director, or business partner.

•	Employees are also encouraged to visit the transaction intranet web page or send any questions to employee.communications@meredith.com.

•	We are committed to keeping employees informed throughout the process.

10. How should employees handle a call from someone in the press?

•	All media inquiries should be directed to Erica.Jensen@meredith.com.

11. How should employees handle calls from investors?

•	All investor inquiries should be directed to Mike.Lovell@meredith.com.

About Gray

12. Who is Gray Television?

•	Gray Television is a leading media company that currently owns and operates high-quality stations in 94 television markets.

•	Following the close, Gray will own television stations serving 100+ markets that collective reach over a quarter of US TV households

13. What makes Gray a good fit for LMG?

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We believe the scale made possible by the combination of the Local Media Group with Gray represents a great opportunity for that business over the long-term, and we are thankful to our colleagues for their years of dedicated industry-leading work.

14. What locations will Meredith sell as part of the agreement? Or will these locations be closed?

•	All LMG television stations are part of the sale.

15. Will this impact our Stamford operation where we have LMG, NMG and Corporate employees?

•	MNI is not part of the sale, so there is no expected impact to Stamford as a result of the transaction.

Business Strategy

16. How does this transaction better position Meredith while there is still an ongoing decay in print media?

•	It eliminates existing Meredith Corporation debt and thus enables meaningful interest expense savings.

•	That cash savings, plus cash generated by our mature media operations will be an important part of our business as we manage them for cost and profitability.

•	Our ability to generate engagement across platforms, both print and our growing digital assets, is what excites us about our future.

17. What more can you tell us about future NMG segmentation plans?

•	We expect to report Meredith’s National Media Group in two segments that are aligned with its digital and magazine businesses.

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We believe this better captures the growth opportunity and valuation benchmarking of our business, and will help investors better understand the company’s performance and investment plans in areas that include advertising, licensing and direct-to-consumer opportunities including performance marketing.

•	The Magazine segment will showcase the appropriate management of our mature media assets, which are being optimized for costs and cash flow.

18. Does our Digital business have the scale to stand on its own and support company growth?

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Meredith’s digital business is an unparalleled asset with an already impressive reach and even more growth potential, and now we are better positioned to increase the depth of our consumer engagements across our already broad reach.

•	Our vision is to establish Meredith as one of the most valuable and important media companies in the US, one that provides unmatched value to consumers, advertisers, investors, and employees.

•	Meredith is a profitable digital publisher with significant scale:

•	Meredith delivers 150m monthly unique visitors to its properties across mediums and platforms including video, audio, social, and mobile.

19. How has Meredith been investing in NMG to date to prepare for this sale?

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Meredith’s digital business is an unparalleled asset with an already impressive reach and even more growth potential, and now we are better positioned to increase the depth of our consumer engagements across our already broad reach.

•	Our vision is to establish Meredith as one of the most valuable and important media companies in the US, one that provides unmatched value to consumers, advertisers, investors, and employees.

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We have aligned our business to capture opportunities in relevant trends through our increased adoption of ecommerce, digital formats, and increased time-spent with paid, premium content over ad-supported media.

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With this new alignment we have a unique offering, for example with the development of Meredith Data Studio we can provide insights to our partners that nobody else can provide for our target audience.

•	With a stronger balance sheet and sharpened strategic focus, we are positioned to increase investments in our priorities while maintaining balanced capital allocation priorities.

20. Did the company consider selling NMG instead of LMG given the strength of political advertising and it being responsible for more than half the company’s revenue?

•	As part of our ongoing strategic planning processes, our board and management routinely look at strategic actions to enhance shareholder value.

•	The company reviewed multiple ways forward and this provides the strongest potential for future growth.

21. NMG revenue and EBITDA are declining year over year, how do you plan to return to growth as a standalone company?

•	We are excited about our growth engines such as the opportunities in digital and consumer, and with this transaction we’ll be better enabled to invest for growth.

22. How does this transaction better position Meredith while there is still an ongoing decay in print media?

•	Our legacy operations are cash-generative and will be an important part of our business as we manage them for cost and profitability.

•	Our ability to generate engagement across platforms, both print and our growing digital assets, is what excites us about our future.

23. Are you comfortable losing the cash flow from LMG?

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We received attractive value for LMG, and the tax-advantaged structure of the transaction allowed us to use the full proceeds to pay down debt, providing Meredith with financial flexibility and empowering us to pursue our growth strategy.

Local Media Group Employees

24. Why was Gray looking at LMG?

•	Our broadcast business is an attractive collection of complementary and additive assets for Gray and will provide increased scale for Gray.

25. Will the transaction require the divesting of any stations to a third buyer based on conflicts, and if so, how will that occur?

•	There is one market overlap in Flint/Saginaw and Gray intends to sell its station in that market as part of the transaction process.

26. Will there be job losses related to this sale?

•	Right now, it is business as usual for all colleagues.

•	Gray is acquiring the assets of the LMG TV stations including its employees.

•	We have a team in place to guide LMG employees through the close of the sale, and we will provide relevant updates as we are able.

•	We will be working closely with Gray leading up to the close of the transaction and will communicate any updates from that process as they become available.

27. How will talent at Meredith be evaluated to make final staffing decisions?

•	No staffing changes are anticipated at this time.

28. What are we doing to retain key talent and ensure a successful transition to Gray of our existing customers and employees?

•	Gray is a well-established broadcast operator with a successful track record in the business.

•	We will be working closely with Gray leading up to the close of the transaction and will communicate any updates from that process as they become available.

29. What will happen to MNI Targeted Media and PeopleTV Syndication (PEOPLE (The TV Show))?

•	Both MNI and PeopleTV Syndication will remain part of Meredith and are not part of the sale to Gray

30. How will our advertisers and customers today benefit from this transaction?

•	Customers should expect the same high-quality programming and content.

•	LMG will benefit from increased scale as part of the Gray family of networks.

30. Can I continue to recruit for open positions on my team?

•	Right now, it is business as usual.

•	If you have a question about an open position, you should discuss with your department head or your Human Resources business partner before moving forward with recruiting.

32. Will there be any impact on employees on leave (STD/LTD) at the time of the transaction?

•	This transaction will not interrupt an approved leave of absence.

•	Meredith Corporate Benefits will communicate directly with employees on leave as necessary.

33. Will we continue to use current business systems?

•	Yes, you will continue to use the same systems you are using today, including Concur to process expense reports and Workday to request time-off, submit timecards, etc. through the closing date.

34. Should LMG employees continue the Meredith Wellness Program campaigns if we won’t be on Meredith’s benefit/medical plans next year?

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The Meredith Wellness program provides beneficial programming and resources for employees and family members and incentives for participating. LMG employees and their covered spouses/domestic partners have the option to complete the wellness program, but it is not required. Email Wellness@Meredith.com with any questions.

35. Will I still need to complete my Meredith compliance training?

•	Yes, all employees are required to complete all compliance training through the transaction close date.

National Media Group & Corporate Employees

36. How does this sale align with Meredith’s growth strategy?

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We are intensifying our focus on building the brands consumers have long loved and trusted with a special emphasis on deepening engagement across multiple platforms, including our already impressive digital reach, and tapping our industry-leading first-party data to drive significant growth across all our businesses.

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Meredith’s digital business is an unparalleled asset with even more growth potential, and this strategic decision will strengthen the balance sheet and free up cash flow through lower interest payments, enhancing our ability to invest.

•	We will have renewed capacity for growth, and we are committed to continuing to make Meredith a thriving enterprise as dynamic as the trends we cover and the lives our consumers lead.

37. How will our advertisers today benefit from this transaction?

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Meredith’s proprietary advertising technology and first-party data platform provide unique value to advertisers, proven to deliver results for partners. Meredith’s differentiated ability to deliver for partners is the reason our advertising relationships span decades, and with our sharpened focus and renewed capacity for investment, our value-proposition will only improve.

•	We will leverage our direct consumer relationships and industry-leading first-party data ecosystem to generate measurable value, for example:

•	Offering predictive analytics and rich targeting capabilities for advertisers across our scaled platform, which increases in value as cookies depreciate.

•	Offering more personalized consumer experiences for higher quality engagement.

38. How will our customers today benefit from this transaction?

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Meredith brands are already the most trusted resource for 95% of all U.S. women and all consumers who want to be informed, entertained, and inspired by content in categories that span every phase of life and touch every aspect of their household, and we will be able to give consumers more of what they love, enabled by our sharpened focus and renewed capacity for investment.

•	We will expand into new high-growth categories serving evolving consumer interests such as video and audio, and accelerating content creation optimized for these platforms.

•	We will optimize the consumer’s journey through performance marketing and digital subscription revenue streams, for example:

•	Creating new shopper and performance marketing tools and services to shorten the purchase funnel for consumers.

39. Will the org structure be the same as the NMG structure currently in place?

•	We expect to report Meredith’s National Media Group in two segments that are aligned with its digital and magazine businesses.

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Current Corporate & National Media leadership remain in place, including Tom Harty as Chairman & CEO, Jason Frierott as CFO and Catherine Levene as President, and the rest of the senior NMG and corporate leadership teams are expected to remain in place.

40. Will any current NMG brands/businesses be sold or shuttered?

•	As part of normal course of business, we regularly review our brand portfolio; however, we do not have specific NMG brand updates to share as part of this announcement.

41. Will our Consumer, Digital, and/or Print strategies change?

•	With our sharpened management focus and renewed capacity for investment, our digital strategy will be accelerated.

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We will continue to have strong digital growth strategies in place with a focus on best-in-class branded experiences; audience development and engagement growth; capitalizing on proprietary first-party data, insights, and analytics to provide more personalized offerings for consumers and improved return on ad spend for marketers; and leveraging technology platforms to put the right offerings in front of the right consumers at the right time.

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In addition to these four strategic pillars, our video, social, and mobile growth – together with premium forms of advertising (native, branded content, shopper marketing, etc.) and consumer revenue (new paid products, memberships, etc.) – are key components of our overall revenue diversification and growth strategy.

•	Print will remain an important part of Meredith and we will continue to reach the consumer wherever they are.

42. Will this affect any of our contingent workers? Yoh? ICs? Greenslate? EP?

•	Using such external resources remains based on business needs.

43. Can I continue to use Temps and Contract employees?

•	Using such resources remains based on business needs.

44. Do we anticipate any office closures?

•	Meredith routinely evaluates its footprint as part of normal course of business; however, we do not have plans to share at this time.

45. Will the India team continue to provide services to Meredith?

•	Yes

Additional Information and Where to Find It

This communication is not a solicitation of a proxy from any shareholder of Meredith Corporation (the “Company”). In connection with the proposed merger and spin-off, the Company intends to file relevant materials with the SEC, including a proxy statement. In addition, the new public company to be spun-off and which will retain the name Meredith Corporation (“SpinCo”) intends to file a registration statement on Form 10 with respect to its common stock. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SPINCO, GRAY TELEVISION, INC (“GRAY”), THE MERGER AND THE SPIN-OFF. The proxy statement and Form 10, and other relevant materials (when they become available), and any other documents filed by the Company, SpinCo and Gray with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. The documents filed by the Company may also be obtained for free from the Company’s Investor Relations web site (http://ir.meredith.com) or by directing a request to the Company’s Shareholder/Financial Analyst contact, Mike Lovell, Executive Director of Corporate Communications, at 515-284-3622.

Participants in the Solicitation

The Company and Gray and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the proposed merger and spin-off. Information about Gray’s directors and executive officers is available in Parent’s definitive proxy statement, dated March 25, 2021, for its 2021 annual meeting of shareholders. Information about the Company’s directors and executive officers is available in the Company’s definitive proxy statement, dated September 25, 2020, for its 2020 annual meeting of shareholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and Form 10 registration statement regarding the proposed merger and spin-off that the Company, SpinCo and Gray will file with the SEC when it becomes available.